CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our name in the Post-Effective Amendment No.3 to the Registration Statement on Form N-1A of Aristotle Funds Series Trust, Securities Act Registration No. 333-269217.

    /s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 27, 2023